                                                                   Exhibit 99.01



Securities registered pursuant to Section 12(b) of the Act:

                                                 Name of each exchange on which
Title of each class                                     registered
-------------------                              -------------------------------

Common Stock, par value $ .01                        New York Stock Exchange and
per share                                            Pacific Exchange

Depositary Shares, each representing                 New York Stock Exchange
1/5th of a share of 6.365% Cumulative
Preferred Stock, Series F

Depositary Shares, each representing                 New York Stock Exchange
1/5th of a share of 6.213% Cumulative
Preferred Stock, Series G

Depositary Shares, each representing                 New York Stock Exchange
1/5th of a share of 6.231% Cumulative
Preferred Stock, Series H

Depositary Shares, each representing                 New York Stock Exchange
1/5th of a share of 5.864% Cumulative
Preferred Stock, Series M

Depositary Shares, each representing                 New York Stock Exchange
1/10th of a share of Adjustable Rate
Cumulative Preferred Stock, Series Q

Depositary Shares, each representing                 New York Stock Exchange
1/10th of a share of Adjustable Rate
Cumulative Preferred Stock, Series R

7 3/4% Trust Securities of Subsidiary Trust          New York Stock Exchange
(and registrant's guaranty with respect
thereto)

7 5/8% Trust Securities of Subsidiary Trust          New York Stock Exchange
(and registrant's guaranty with respect
thereto)

6.850% Trust Securities (TRUPS(R)) of                New York Stock Exchange
Subsidiary Trust (and registrant's guaranty with respect thereto)

7% Trust Securities (TRUPS(R)) of                    New York Stock Exchange
Subsidiary Trust (and registrant's guaranty with respect thereto)

6 7/8% Trust Securities (TRUPS(R)) of                New York Stock Exchange
Subsidiary Trust (and registrant's guaranty with respect thereto)

7.125% Trust Securities (TRUPS(R)) of                New York Stock Exchange
Subsidiary Trust (and registrant's guaranty with respect thereto)

6.950% Trust Securities (TRUPS(R)) of                New York Stock Exchange
Subsidiary Trust (and registrant's guaranty with respect thereto)